                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

    Filed by the Registrant / /
    Filed by a party other than the Registrant /X/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           QUICKTURN DESIGN SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                            MENTOR GRAPHICS CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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
                               SUPPLEMENT TO THE
                             SOLICITATION STATEMENT
                                       OF
                          MENTOR GRAPHICS CORPORATION
                             IN CONNECTION WITH THE
                       SOLICITATION OF AGENT DESIGNATIONS
                                    FOR THE
                   CALL OF A SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                         QUICKTURN DESIGN SYSTEMS, INC.

  PLEASE SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED AGENT DESIGNATION IN THE
                            ENCLOSED ENVELOPE TODAY!

SIGNING AN AGENT DESIGNATION WILL NOT AFFECT YOUR ABILITY TO VOTE FOR OR AGAINST
                ANY PROPOSALS PRESENTED AT THE SPECIAL MEETING.

TO THE STOCKHOLDERS OF QUICKTURN DESIGN SYSTEMS, INC.:

    This Supplement to the Solicitation Statement of Mentor Graphics Corporation (the "Supplement") amends and supplements the Solicitation Statement of Mentor Graphics Corporation (the "Solicitation Statement") and the GREEN Agent Designation. Except as otherwise set forth in this Supplement, the terms and conditions set forth in the Solicitation Statement remain applicable in all respects, and this Supplement should be read in conjunction with the Solicitation Statement. Unless the context requires otherwise, terms not defined herein have the meaning ascribed to them in the Solicitation Statement.

    Annex II - "Beneficial Ownership of Company Shares by Mentor Graphics, Purchaser, the Directors and Certain Employees of Mentor Graphics, and Other Representatives of Mentor Graphics" of the Solicitation Statement is amended and supplemented with the following information:

    Mentor Graphics is the holder of an unsecured subordinated promissory note of the Company dated September 29, 1993 (the "Promissory Note"), issued in connection with the termination of a Remarketing Agreement between Mentor Graphics and PiE Design Systems, Inc., which merged with the Company in June 1993. Pursuant to the terms of the Promissory Note, the Company agreed to pay Mentor Graphics the principal sum of $3,000,000, together with interest on the outstanding principal sum at a rate of four percent (4%) per annum, in five equal installments commencing on September 30, 1994. The final installment of $600,000 under the Promissory Note is due and payable on September 30, 1998.

    Mentor Graphics beneficially owns, directly or indirectly, an aggregate of 791,500 Shares, including the 100 Shares held of record by Purchaser and the Shares issuable upon exercise of the Warrant (as described below) (representing 4.4% of Shares outstanding as of July 31, 1998, according to the Company's Form 10-Q for the quarter ended June 30, 1998). Mentor Graphics is the holder of a warrant to acquire 200,000 shares of Company Common Stock at an exercise price of $30.00 per share (the "Warrant"). The Warrant was issued on February 28, 1992 in connection with the sale by Mentor Graphics to the Company of a patent covering certain emulation technology and related assets and expires on February 27, 2000. Mentor Graphics and the Company entered into a registration rights agreement on February 28, 1992 which provides for the registration of the shares issuable upon exercise of the Warrant at such time as the Company proposes to register any of its stock or other securities under the Securities Act of 1933, as amended, subject to certain limitations set forth therein. While Mentor Graphics may beneficially own the Shares issuable upon exercise of the Warrant, Mentor Graphics does not intend to exercise the Warrant because the exercise price of $30.00 per share far exceeds the current market value of the Shares.

    THE SOLICITATION IS BEING MADE BY MENTOR GRAPHICS, AND NOT ON BEHALF OF THE COMPANY BOARD. AT THIS TIME, MENTOR GRAPHICS IS ONLY SOLICITING YOUR AGENT DESIGNATION TO CALL THE SPECIAL MEETING. MENTOR GRAPHICS IS NOT CURRENTLY SEEKING YOUR PROXY, CONSENT, AUTHORIZATION OR AGENT DESIGNATION FOR APPROVAL OF THE PROPOSALS. AFTER THE SPECIAL MEETING HAS BEEN CALLED, MENTOR GRAPHICS WILL SEND YOU PROXY MATERIALS URGING YOU TO VOTE IN FAVOR OF THE PROPOSALS. MENTOR GRAPHICS IS NOT CURRENTLY SOLICITING PROXIES FOR A VOTE ON THE PROPOSED MERGER. YOU MAY BE ASKED TO VOTE ON THE PROPOSED MERGER IN THE FUTURE.

    YOUR AGENT DESIGNATION IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN. MENTOR GRAPHICS URGES YOU TO SIGN, DATE AND RETURN THE ENCLOSED GREEN AGENT DESIGNATION TO CALL A SPECIAL MEETING.

                                   IMPORTANT

    IF YOUR SHARES OF COMPANY COMMON STOCK ARE REGISTERED IN YOUR OWN NAME, PLEASE SIGN, DATE AND MAIL THE ENCLOSED GREEN AGENT DESIGNATION TO MACKENZIE IN THE POSTAGE-PAID ENVELOPE PROVIDED. IF YOUR SHARES OF COMPANY COMMON STOCK ARE HELD IN THE NAME OF A BROKERAGE FIRM, BANK NOMINEE OR OTHER INSTITUTION, ONLY IT CAN SIGN A GREEN AGENT DESIGNATION WITH RESPECT TO YOUR SHARES AND ONLY UPON RECEIPT OF SPECIFIC INSTRUCTIONS FROM YOU. ACCORDINGLY, YOU SHOULD CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND GIVE INSTRUCTIONS FOR A GREEN AGENT DESIGNATION TO BE SIGNED REPRESENTING YOUR SHARES OF COMPANY COMMON STOCK. MENTOR GRAPHICS URGES YOU TO CONFIRM IN WRITING YOUR INSTRUCTIONS TO THE PERSONS RESPONSIBLE FOR YOUR ACCOUNT AND TO PROVIDE A COPY OF SUCH INSTRUCTIONS TO MENTOR GRAPHICS IN CARE OF MACKENZIE TO THE ADDRESS BELOW, SO THAT MENTOR GRAPHICS WILL BE AWARE OF ALL INSTRUCTIONS GIVEN AND CAN ATTEMPT TO ENSURE THAT SUCH INSTRUCTIONS ARE FOLLOWED.

    IF YOU HAVE ANY QUESTIONS ABOUT EXECUTING OR DELIVERING YOUR GREEN AGENT DESIGNATION OR REQUIRE ASSISTANCE, PLEASE CONTACT:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 FIFTH AVENUE

                            NEW YORK, NEW YORK 10010

                         (212) 929-5500 (CALL COLLECT)

                                       OR

                         CALL TOLL-FREE: (800) 322-2885

                              FAX: (212) 929-0308